Note 9 - Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Notes to Financial Statements
Income Tax Disclosure [Text Block]
9.	Income Taxes

No provision for income taxes was recorded in either of the nine-month periods ended September 30, 2025 and 2024. The Company remains in a cumulative loss position with a full valuation allowance recorded against its net deferred income tax assets as of September 30, 2025.

9.	Income Taxes

At December 31, 2024, we have a consolidated federal net operating loss (“NOL”) carryforward of approximately $116.8 million available to offset against future taxable income of which approximately $28.3 million expires in varying amounts in 2025 through 2037. Additionally, we have approximately $5.5 million in research and development (“R&D”) tax credits that expire in 2025 through 2044 unless utilized earlier. No income taxes have been paid to date. Section 382 of the Internal Revenue Code contains provisions that may limit our utilization of our NOL and R&D tax credit carryforwards in any given year as a result of significant changes in ownership interests that have occurred in past periods or may occur in future periods.

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We have established a full valuation allowance equal to the amount of our net deferred tax assets due to uncertainties with respect to our ability to generate sufficient taxable income to realize these assets in the future. The table below presents significant components of our deferred tax assets and liabilities at December 31, 2024 and 2023.

	2024	2023
Deferred tax assets:
Net operating loss carryforward	$30,374,640	$25,527,210
Research and development tax credit carryforward	5,506,154	3,870,460
Stock-based compensation expense	676,250	552,886
Accrued expenses	256,540	29,728
Total deferred tax assets	36,813,584	29,980,284
Deferred tax liabilities
Depreciation	29,812	45,122
Net deferred tax assets	36,783,772	29,935,162
Valuation allowance	(36,783,772)	(29,935,162)
Net deferred tax asset after reduction for valuation allowance	$-0-	$-0-

A reconciliation of the U.S. federal income tax rate to the Company’s effective tax rate is as follows:

	2024	2023
U.S. federal statutory rate applied to pretax loss	21.0%	21.0%
State income tax (benefit)	4.0	3.9
Permanent differences	(0.0)	(0.0)
NOL carryforward expiration	(4.1)	(4.3)
R&D tax credits, net of expiration	6.5	6.4
Change in valuation allowance and other adjustments	(27.4)	(27.0)
Effective tax rate	0.0%	0.0%